UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

Cardinal Bankshares Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-28780	54-1804471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jacksonville Circle, P.O. Box 215 Floyd, Virginia		24091
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 13, 2012, Cardinal Bankshares Corporation (the “Company”) and its wholly-owned subsidiary, Bank of Floyd (the “Bank”), issued a press release regarding the declaration of a cash dividend on the Company’s common stock. The dividend is payable on June 30, 2012 to shareholders of record as of June 27, 2012. The Company and the Bank also delivered a letter to the Company’s shareholders on June 14, 2012 regarding the dividend and other matters.

Copies of the press release and letter to shareholders are attached to this report as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 13, 2012.

99.2	Letter to Shareholders dated June 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL BANKSHARES CORPORATION

Dated: June 14, 2012	By:	/s/ Michael D. Larrowe
Michael D. Larrowe
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 13, 2012.

99.2	Letter to Shareholders dated June 14, 2012